UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 20,  2014

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

                               West Virginia                                            No. 0-16587                                             55-0672148
                         (State or other jurisdiction of                (Commission File Number)                            (I.R.S. Employer
                         incorporation or oanization)                                                                                         Identification No.)

300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)

(304) 530-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Section 5 – Corporate Governance and Management

ITEM 5.02	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

On February 20, 2014, Summit Financial Group, Inc. (the “Company”) and its Chief Executive Officer, H. Charles Maddy, III, extended the term of Mr. Maddy’s Employment Agreement dated March 4, 2005, for an additional year until March 4, 2017.  A copy of the Fifth Amendment to the Amended and Restated Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

ITEM 9.01             Financial Statements and Exhibits

(d)	Exhibits

10.1	Fifth Amendment to the Amended and Restated Employment Agreement between Summit Financial Group, Inc. and H. Charles Maddy, III.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SUMMIT FINANCIAL GROUP, INC.

       Date:   February 25, 2014                                                                                        By:  /s/  Julie R. Cook
                                                                                                                      Julie R. Cook
                                                                                                                                                                                                                                                                  Vice President &
                                                                                                                                                                                                                                                  Chief Accounting Officer